SCHWAB INVESTMENTS

SCHWAB BOND FUNDS
Schwab YieldPlus Fund
Schwab Total Bond Market Fund

Supplement dated October 16, 2009 to the
Prospectus dated November 15, 2008,
as supplemented May 5, 2009 and July 1, 2009

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

The “Legal Proceedings” Section on Page 38 of the Prospectus is hereby deleted and replaced in its entirety with the following:

Legal Proceedings

The Schwab YieldPlus Fund, Charles Schwab Investment Management, Inc., The Charles Schwab Corporation and certain affiliated entities and individuals were named as defendants in nine class action lawsuits filed in the United States District Court for the Northern District of California. On July 3, 2008, the U.S. District Court for the Northern District of California consolidated all nine lawsuits into a single action for purposes of pre-trial proceedings and appointed a group of fund investors as lead plaintiffs. On October 2, 2008, plaintiffs filed a consolidated amended class action complaint which alleges violations of state law and federal securities law in connection with the fund’s investment policy, disclosures and fund marketing. Allegations include changes to the investment policy of the fund regarding limits on positions in mortgage-backed securities without obtaining a shareholder vote; inadequate disclosure of the risks associated with fund investments in mortgage-backed securities; and inaccurate reporting of the fund’s duration. Claimants seek unspecified compensatory and rescission damages, unspecified equitable and injunctive relief, and costs and attorneys fees. On February 4, 2009, the court denied defendants’ motion to dismiss plaintiffs’ federal law and certain state law claims, dismissed certain of the plaintiffs’ state law claims without prejudice, and lifted a stay on discovery. On May 15, 2009, the court denied plaintiffs’ request to amend those state law claims previously dismissed. On August 21, 2009, class certification was granted for two nationwide federal securities classes and one state law class limited to California residents. On September 23, 2009, plaintiffs requested to amend their complaint to add additional federal claims, and the court has not yet ruled on that request.

The Schwab Total Bond Market Fund, Charles Schwab Investment Management, Inc. Charles Schwab & Co., Inc., and certain affiliated entities are defendants in a class action lawsuit that is pending in the United States District Court for the Northern District of California. The complaint, filed on August 28, 2008, is brought on behalf of a putative class of current and former Total Bond Market Fund shareholders. On February 19, 2009, the court denied defendants’ motion to dismiss plaintiff’s federal law claim and dismissed certain of the plaintiffs’ state law claims with leave to amend. On March 2, 2009, plaintiffs filed their First Amended Complaint. It alleges violations of state law and federal securities law in connection with the fund’s investment policy. Plaintiffs allege that the fund deviated from its stated investment objective of tracking the Lehman U.S. Aggregate Bond Market Index without first obtaining a shareholder vote, including by investing in material amounts of the fund’s assets in collateralized mortgage obligations (CMOs) and in excess of 25% of the fund’s assets in mortgage-backed securities. Claimants seek unspecified compensatory and rescission damages, unspecified equitable and injunctive relief, and costs and attorneys fees On April 27, 2009, the court issued a stay of proceedings while defendants appeal the court’s February 19, 2009 decision refusing to dismiss plaintiffs’ federal securities law claim, which is currently under review by the U.S. Court of Appeals for the Ninth Circuit.

Separately, the Schwab YieldPlus Fund and Schwab Total Bond Market Fund have each been responding to regulatory investigations. On October 14, 2009, Schwab Investments (the “Trust”) received a Wells notice from the staff of the U.S. Securities and Exchange Commission that the staff intends to recommend the filing of a civil enforcement action against the Trust, Charles Schwab Investment Management, Inc., Charles Schwab & Co., Inc. and the president of the Schwab YieldPlus Fund and Schwab Total Bond Market Fund (“Schwab Parties”) for possible violations of the securities laws in connection with the Schwab YieldPlus Fund’s investment policy, disclosures and fund marketing and the Schwab Total Bond Market Fund’s investment policy. A Wells notice provides recipients an opportunity to respond to issues raised in the staff’s investigation prior to any decision on an enforcement proceeding by the Commission, and is neither a formal allegation nor a finding of wrongdoing. If the Commission or other regulators were to pursue an enforcement action, they would likely seek monetary or other penalties or remedies, injunctive relief, and/or other remedies. The Schwab Parties intend to respond to the notice to explain why they believe enforcement charges are unwarranted.

At this time the Schwab YieldPlus Fund and Schwab Total Bond Market Fund are unable to estimate whether they will incur a liability or the range of any such liability in these matters; however, any liability incurred could exceed the limits of applicable insurance policies.

Charles Schwab & Co., Inc. Member SIPC
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